(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
March 31, 2002


High Income Portfolio
Merrill Lynch
Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS


The High-Yield Market
For the six-month period ended March 31, 2002, the high-yield market had a total return of +8.31%, as measured by the Credit Suisse First Boston (CSFB) High Yield Index. While the return for the period was quite healthy, this return represented recovery from post-September 11 lows. The high-yield market continued to mask lingering effects from the devastating events of September 11, including recessionary fears, defaults and accounting scandals. High-yield spreads compared to US Treasury bonds recently fell below 800 basis points (8.00%) for the first time in nearly two years, having peaked at 1,012 basis points in the third quarter of 2001. Yields are still nearly 270 basis points above the ten-year average of 530 basis points compared to US Treasury bonds. Tighter lending standards by commercial banks are creating liquidity problems for weakened borrowers despite the recovery recently shown in the economy. The default rate during the fourth quarter of 2001 stood at 6.8% on an annualized basis but grew to nearly 14.3% (annualized) for the three-month period ended February 28, 2002. Enron Corporation's high-profile default had minimal direct impact on the high-yield markets but the contagion effects were much greater, spreading to both high-yield and investment-grade companies, such as Mirant Corporation, Calpine Corporation and The AES Corporation, and to companies in other industries, such as Tyco International Ltd., WorldCom, Inc. and Qwest Communications International Inc. Even market bellwether companies such as IBM Corporation and General Electric Company were not immune to the quality of earnings question often raised in the first quarter of 2002.

From the beginning to the end of the period, the tone of the high-yield market improved dramatically. For the first quarter of 2002, investor inflows of $6 billion into high-yield mutual funds were nearly 50% of all of the inflows for 2001. The flow of money into high-yield funds has tightened spreads of not only the higher-quality sector but also has impacted demand for cyclical and speculative names. This is reflected as the average new-issue transaction size fell from $350 million during the first quarter of 2001 to $255 million in 2002. Liquidity, normally a concern in falling markets, has remained a significant issue even as we witness an improving economic and earnings outlook. As the US economic recovery expands, we believe the high-yield market will remain choppy, but with an upward bias, reflecting improvements and setbacks in the economy. Any sustained high-yield recovery will require a clearly improved earnings picture, which would accompany improved pricing power by companies in the marketplace.


Portfolio Matters
For the six-month period ended March 31, 2002, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +5.58%, +4.95%, +4.92% and +5.22%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 6 of this report to shareholders.) The Fund underperformed the benchmark CSFB High Yield Index, which returned +8.31% for the same period.

Our performance lagged largely because of issue selection and defaults. A significant source of underperformance was our exposure to Latin American corporate credits. Fundamentals for the companies were overwhelmed by the rapid deterioration in the economy and resulted in widespread default. In particular, several of the Portfolio's holdings including Autopistas Del Sol SA, CTI Holdings SA and Impsat Corp., were impacted by the economic crisis in Argentina. We modestly reduced our exposure to some emerging market corporates as their country of domiciles' outlook deteriorated, but we held certain positions, anticipating improvement in the countries' financial difficulties. Bonds of communications companies, Nextel Communications, Inc., Intermedia Communications and Millicom International Communications, were hit especially hard, reflecting the perception of slowing growth in cash flow and liquidity concerns.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


We believe the high-yield market should perform well in the anticipation of economic recovery, however, we also expect increased volatility throughout 2002. As such, the Portfolio continues to hold a core of solid credits, while branching out into sectors that we believe should improve with the economy. The stable sectors of the economy remain chemicals, manufacturing and health care. We have also overweighted the service, media and leisure sectors, given solid asset values and favorable prospects for the economy. Despite the recovering economy, we still find risk to be excessive in the auto and financial sectors because of the unfavorable competitive conditions in the marketplace. Therefore, we continue to underweight those sectors.

Given our positive market outlook, notwithstanding increased volatility for the remainder of 2002, we are selectively looking to invest excess cash in better-quality issues. The overall credit profile of the Portfolio is modestly above average relative to the CSFB High Yield Index. Recent examples of better-quality companies that we purchased include Ucar Finance Inc., an electrical product producer; Qwest Corporation, a diversified telecommunications provider; and Tyco International Group SA, a diversified manufacturing and services company. We are working actively to position the Portfolio to benefit from the changing economy with particular attention to issue selection and sector composition. For additional portfolio information, including a Quality Profile, see pages 3 and 4 of this report to shareholders.


In Conclusion
We appreciate your investment in High Income Portfolio of Merrill
Lynch Bond Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(B. Daniel Evans)
B. Daniel Evans
Portfolio Manager


May 8, 2002



On April 1, 2002, Vincent T. Lathbury III retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 20-year career span.
Mr. Lathbury joined MLIM in 1982 to help build the company's high-yield debt capability. A well-respected figure in the high-yield debt field, Mr. Lathbury made many significant contributions to our fixed-income team including integrating our high-yield, emerging market and bank debt groups into one non-investment grade platform. Mr. Lathbury's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.


At this time, we are pleased to announce that in March 2002
B. Daniel Evans became Portfolio Manager of High Income Portfolio of Merrill Lynch Bond Fund, Inc. Mr. Evans joined the high-yield debt area of MLIM in December 2001. Prior to that time, he served as Senior Fund Analyst since 1994, specializing in high-yield and emerging market investments.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


PORTFOLIO INFORMATION

As of March 31, 2002

                                                                                                              Percent of
                                                                                                               Long-Term
Ten Largest Corporate Holdings                                                                               Investments
Adelphia          Adelphia Communications owns and operates cable television systems located primarily           3.1%
Communications    in suburban areas of large- and medium-sized cities in the United States. The company
Corporation       also owns and operates a super regional provider of integrated communications services in the eastern half of the United States.

TFM, SA de CV     Grupo Transportacion Ferroviaria Mexicana (TFM), a joint venture company owned                 2.0
                  principally by Transportacion Maritima Mexicana (TMM), its affiliate, Grupo Servia,
                  SA de CV and Kansas City Southern Industries, Inc. operates and provides freight transportation services over the Northeast Rail Lines. The network of the Northeast
                  Rail Lines consists of approximately 2,600 miles of main track and is the primary corridor of the Mexican railroad system. As a major beneficiary of the North American
                  Free Trade Agreement and the most direct route for goods shipped between Mexico City and the United States, TFM accounts for approximately 63% of the rail traffic between
                  Mexico and the United States.

TransAmerican     This holding, originally issued by TransAmerican Refining, is currently an obligation          1.7
Refining          of Orion Refining Corporation, which refines and markets petroleum products including
Corporation       gasoline and heating oil. The notes are secured by a petroleum storage "tank farm"
                  and associated docks in Norco, Louisiana.

Millicom          Millicom International Cellular develops and operates cellular telephone systems               1.7
International     worldwide. The company has interest in 33 cellular systems in 20 countries,
Cellular SA       primarily in emerging markets.

Venetian          Venetian Casino is a wholly-owned subsidiary of Las Vegas Sands, Inc. formed in 1997           1.7
Casino Resort/    to own and operate certain portions of Casino Resort. Casino Resort construction
LV Sands          commenced on April 1997, which, in the first phase, included 3,036 suites, approximately 116,000 square feet of casino space, approximately 500,000 square feet of convention space and 475,000 gross leasable square feet of retail shops and restaurants. The casino, suites and facilities at the Casino Resort opened on
                  May 4, 1999 and the mall opened on June 19, 1999. The Casino Resort is physically connected to the 1.15 million square foot Sands Expo and Convention Center.

HMH Properties,   HMH is a wholly-owned subsidiary of Host Marriott Corporation, a lodging real estate           1.7
Inc.              company that currently owns or holds controlling interest in 122 upscale and luxury hotel properties primarily operated under the premium brands such as Marriott,
                  Ritz-Carlton, Hyatt, Four Seasons, Hilton and Swissotel.

Nextel            Nextel is the largest specialized mobile radio (SMR) and enhanced specialized mobile           1.7
Communications,   radio (ESMR) provider in the United States, with licenses covering 98% of the American
Inc. and          population. While Nextel's SMR system is virtually nationwide, the company is still
Affiliates        building out a national ESMR system. Through its 100%-owned subsidiary, Nextel
                  International Inc., Nextel is also building networks in Latin American and Asia.

California        California Federal Bank, a Federal savings bank, is a wholly-owned subsidiary of               1.4
Federal Bank      First Nationwide Holdings Inc. The bank operates retail deposit branches and originates and purchases a variety of loans. California Federal manages its commercial real estate loans obtained through acquisitions. The bank operates through 228 retail branches in four states.

Forest City       Forest City Enterprises, Inc. owns, develops, acquires, and manages real estate                1.4
Enterprises,      projects in various states. The company's portfolio includes regional malls,
Inc.              specialty retail centers, office buildings, mixed-use projects, multi-family properties, and master planned communities. Forest City also operates a lumber wholesaling business.

Columbia/HCA      Columbia/HCA Healthcare is the nation's largest investor-owned hospital management             1.4
Healthcare Corp.  company. The company currently operates 205 general and acute care hospitals and 81 outpatient surgery centers in 24 states, London and Geneva. Columbia's US facilities are primarily located in urban areas.




Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


PORTFOLIO INFORMATION (concluded)


As of March 31, 2002

Quality Profile*                  Percent of
S&P Rating/Moody's Rating        Market Value

BBB/Baa                               8%
BB/Ba                                31
B/B                                  38
CCC/Caa or lower                     15
NR(Not Rated)                         8

*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                  Percent of
Five Largest Industries           Net Assets

Utilities                          10.7%
Energy--Other                       7.4
Health Care                         6.6
Gaming                              5.8
Wireless                            5.8



Geographic Profile*               Percent of
Top Five Foreign Countries        Net Assets

Canada                              4.3%
Brazil                              2.1
Mexico                              1.9
Luxembourg                          1.7
Philippines                         1.2

*All holdings are denominated in US dollars.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                                      Ten Year/
                                                         6-Month        12-Month   Since Inception   Standardized
As of March 31, 2002                                   Total Return   Total Return   Total Return     30-Day Yield
High Income Portfolio Class A Shares*                      +5.58%        -2.66%         +75.35%         11.46%
High Income Portfolio Class B Shares*                      +4.95         -3.41          +62.55          11.18
High Income Portfolio Class C Shares*                      +4.92         -3.63          +29.98          11.12
High Income Portfolio Class D Shares*                      +5.22         -3.09          +35.55          11.22
Merrill Lynch High Yield US Corporates, Cash Pay Index**   +7.61         +1.95      +109.74/+65.24       --
CSFB High Yield Index**                                    +8.31         +3.36      +101.55/+58.56       --
Ten-Year US Treasury Securities***                         -4.23         +0.32      +89.95/+68.62        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.
**Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield US Corporates,
Cash Pay Index are ten years and from 10/31/94, respectively. Ten year/since inception total returns for CSFB High Yield Index are ten years and from 10/31/94, respectively.
***Ten year/since inception total returns are ten years and from 10/31/94, respectively.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/02                    - 2.66%        - 6.55%
Five Years Ended 3/31/02                  + 0.84         + 0.02
Ten Years Ended 3/31/02                   + 5.78         + 5.35

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/02                    - 3.41%        - 6.88%
Five Years Ended 3/31/02                  - 0.07         + 0.07
Ten Years Ended 3/31/02                   + 4.98         + 4.98

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/02                    - 3.63%        - 4.50%
Five Years Ended 3/31/02                  - 0.01         - 0.01
Inception (10/21/94) through 3/31/02      + 3.59         + 3.59

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 3/31/02                    - 3.09%        - 6.96%
Five Years Ended 3/31/02                  + 0.58         - 0.23
Inception (10/21/94) through 3/31/02      + 4.17         + 3.60

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)


                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds

Aerospace--0.6%   CCC+    Caa1   $ 25,000,000  Fairchild Corporation, 10.75%
                                               due 4/15/2009                              $    23,501,206   $    12,000,000
                  NR*     Ca       25,000,000  ++Kitty Hawk, Inc., 9.95% due
                                               11/15/2004                                      24,151,397         1,250,000
                                                                                          ---------------   ---------------
                                                                                               47,652,603        13,250,000

Airlines--2.7%    A       Ba1      20,000,000  American Airlines, 7.80% due
                                               10/01/2006                                      20,000,000        19,756,000
                                               Piedmont Aviation, Inc.:
                  B       B2        1,500,000     Series H, 10% due 11/08/2012                  1,493,250           822,750
                  NR*     B2        1,304,000     Series J, 10.05% due 5/13/2005                1,245,698           973,486
                  B       B2        1,116,000     Series J, 10.10% due 5/13/2007                1,042,413           744,317
                  B       B2        3,767,000     Series J, 10.10% due 5/13/2009                3,446,625         2,358,963
                  B       B2        2,710,000     Series J, 10.15% due 5/13/2011                2,435,893         1,573,063
                  NR*     B2        2,226,000     Series K, 10% due 5/13/2004                   2,152,562         1,780,546
                  NR*     B2        2,666,000     Series K, 10.10% due 5/13/2008                2,466,400         1,741,213
                  NR*     B2        2,550,000     Series K, 10.15% due 5/13/2010                2,321,112         1,531,374
                                               USAir Inc.:
                  B       B2        1,092,000     Series 88F, 10.70% due 1/01/2003              1,076,337           962,239
                  B       B3        1,092,000     Series 88G, 10.70% due 1/01/2003              1,076,337           962,239
                  B       B2        1,092,000     Series 88H, 10.70% due 1/01/2003              1,076,337           962,239
                  B       B2        1,092,000     Series 88I, 10.70% due 1/01/2003              1,076,337           962,239
                  B       B2        2,728,273     Series 89A1, 9.33% due 1/01/2006+++           2,657,142         1,758,086
                  B       B2       25,000,000     Series 93A3, 10.375% due 3/01/2013           24,070,122        15,734,000
                  B       B2        1,432,000     Series A, 10.70% due 1/15/2007                1,480,229           997,150
                  B       B2        1,815,000     Series C, 10.70% due 1/15/2007                1,876,128         1,263,846
                  B       B2        1,107,000     Series E, 10.70% due 1/15/2007                1,133,750           770,842
                  B       B2        1,985,000     Series E, 10.30% due 3/28/2007                1,910,414         1,338,984
                  B       B2        1,950,000     Series F, 10.35% due 3/28/2011                1,985,333         1,145,508
                                                                                          ---------------   ---------------
                                                                                               76,022,419        58,139,084

Automotive--2.8%  BB+     Ba2      20,000,000  Autonation Inc., 9% due 8/01/2008               19,680,045        21,100,000
                  BB      Ba3      14,000,000  Dana Corporation, 9% due 8/15/2011              13,585,356        13,930,000
                  D       NR*       2,497,877  ++Federal-Mogul Corporation, 7.375%
                                               due 1/15/2006                                    1,990,106           462,107
                  B       B3          250,000  United Auto Group Inc., 9.625% due
                                               3/15/2012 (f)                                      250,000           257,812
                                               Venture Holdings Trust:
                  B       B2       20,000,000     11% due 6/01/2007                            20,000,000        19,200,000
                  B-      B3        8,000,000     12% due 6/01/2009                             8,000,000         6,440,000
                                                                                          ---------------   ---------------
                                                                                               63,505,507        61,389,919

Broadcasting--    NR*     NR*       4,686,000  Acme Intermediate Holdings/Finance,
3.1%                                           0/12% due 9/30/2005 (e)                          4,418,443         4,053,390
                  CCC+    B3        3,000,000  Acme Television/Finance, 10.875% due
                                               9/30/2004                                        3,010,776         3,060,000
                  B+      B1        5,000,000  Corus Entertainment Inc., 8.75% due
                                               3/01/2012 (f)                                    4,959,300         5,187,500
                  B-      B3        2,675,000  Entravision Communication Corporation,
                                               8.125% due 3/15/2009 (f)                         2,675,000         2,715,125
                  B+      B1       30,000,000  Globo Comunicacoes e Participacoes,
                                               Ltd., 10.50% due 12/20/2006 (f)                 30,090,276        21,000,000
                  B-      Caa1     16,500,000  Lin Holdings Corporation, 10.60% due
                                               3/01/2008 (e)                                   14,946,749        14,767,500
                  B-      B3        8,000,000  Nextmedia Operating Inc., 10.75% due
                                               7/01/2011 (f)                                    7,880,800         8,620,000
                  B       Ba3       8,000,000  Panamsat Corporation, 8.50% due
                                               2/01/2012 (f)                                    8,000,000         8,000,000
                                                                                          ---------------   ---------------
                                                                                               75,981,344        67,403,515



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (continued)

Cable--                                        ++Australis Media Ltd.++++:
International--   NR*     NR*    $  1,353,490     15.75% due 5/15/2003                    $       751,091   $             0
1.1%              NR*     NR*      79,117,000     15.75% due 5/15/2003 (a)                     56,318,088                 8
                  CCC+    Caa2     10,000,000  Cable Satisfaction International,
                                               12.75% due 3/01/2010                             9,403,339         5,050,000
                                               Cablevision SA:
                  CC      Ca       15,000,000     13.75% due 4/30/2007                         14,830,350         2,625,000
                  CC      Ca       15,000,000     ++13.75% due 5/01/2009                       15,000,000         2,625,000
                  CCC+    Caa1     23,000,000  Callahan Nordrhein Westfalen, 16%
                                               due 7/15/2010 (e)                               13,854,771         1,725,000
                  C       Ca       10,000,000  ++Diamond Cable Communications PLC,
                                               11.014% due 2/15/2007 (e)                        9,976,734         3,250,000
                                               NTL Communications Corp.:
                  C       Ca        5,000,000     ++33.079% due 10/01/2008 (e)                  1,617,113         1,550,000
                  D       Ca       11,000,000     11.875% due 10/01/2010                        4,462,482         3,905,000
                  C       Ca       35,000,000  United Pan-Europe Communications,
                                               13.75% due 2/01/2010 (e)                        23,951,550         3,675,000
                                                                                          ---------------   ---------------
                                                                                              150,165,518        24,405,008

Cable--US--                                    Adelphia Communications Corporation:
4.7%              B-      B2        5,000,000     7.875% due 5/01/2009                          5,000,000         4,275,000
                  B-      B2        5,675,000     9.375% due 11/15/2009                         4,881,030         5,334,500
                  NR*     B2        3,975,000     10.875% due 10/01/2010                        3,610,450         3,716,625
                  B-      B2        3,975,000     10.25% due 6/15/2011                          3,480,989         3,617,250
                  B-      B2       20,000,000  Century Communications Corporation,
                                               9.50% due 3/01/2005                             19,905,204        19,300,000
                                               Charter Communications Holdings:
                  B+      B2        8,985,000     8.625% due 4/01/2009                          8,957,596         8,176,350
                  B+      B2       10,000,000     10.75% due 10/01/2009                         9,991,300        10,000,000
                  B+      B1        9,250,000  Echostar DBS Corporation, 9.125% due
                                               1/15/2009 (f)                                    9,250,000         9,573,750
                  B-      B3       15,000,000  Insight Communications, 12.369% due
                                               2/15/2011 (e)                                    9,405,176         9,900,000
                  B+      B2       30,000,000  Olympus Communications LP/Capital Corp.,
                                               10.625% due 11/15/2006                          30,264,543        29,100,000
                                                                                          ---------------   ---------------
                                                                                              104,746,288       102,993,475

Chemicals--       BB+     B1       12,775,000  Equistar Chemicals LP, 10.125%
4.4%                                           due 9/01/2008                                   12,676,384        13,222,125
                  BB-     B2       20,000,000  ISP Chemco., 10.25% due 7/01/2011               19,730,050        21,250,000
                  BB      Ba3      17,000,000  Lyondell Chemical Company, 9.625%
                                               due 5/01/2007                                   17,037,019        17,467,500
                  BB-     Ba3      20,000,000  MacDermid, Inc., 9.125% due 7/15/2011           19,945,775        20,900,000
                  BBB-    Ba1      18,000,000  Millennium America Inc., 9.25% due
                                               6/15/2008                                       17,816,368        18,630,000
                  BBB     Baa3      3,600,000  Olin Corporation, 9.125% due
                                               12/15/2011                                       3,609,809         3,777,667
                                                                                          ---------------   ---------------
                                                                                               90,815,405        95,247,292



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (continued)

Consumer          BB+     Ba3    $ 20,000,000  American Greetings, 11.75% due
Products--2.1%                                 7/15/2008                                  $    19,356,542   $    21,200,000
                  BBB-    Ba1       5,000,000  Briggs & Stratton Corporation,
                                               8.875% due 3/15/2011                             4,920,000         5,325,000
                  C       Ca       25,000,000  Corning Consumer Products, 9.625%
                                               due 5/01/2008                                   20,973,128         3,406,250
                  NR*     Ca       25,000,000  ++Galey & Lord, Inc., 9.125% due
                                               3/01/2008                                       24,767,942         3,125,000
                                               ++Polysindo International Finance
                                               Company BV:
                  NR*     NR*       7,500,000     8.719% (c)                                    4,200,000         1,275,000
                  NR*     NR*      49,225,000     11.375% due 6/15/2006                        45,254,000         8,368,250
                  NR*     NR*      22,350,000     9.375% due 7/30/2007                         11,266,500         3,799,500
                                                                                          ---------------   ---------------
                                                                                              130,738,112        46,499,000

Diversified       B-      B3        8,000,000  Penton Media Inc., 11.875% due
Media--0.8%                                    10/01/2007 (f)                                   7,960,240         8,200,000
                  BBB     Baa2     10,000,000  World Color Press Inc., 7.75% due
                                               2/15/2009                                        9,830,100         9,851,920
                                                                                          ---------------   ---------------
                                                                                               17,790,340        18,051,920

Energy--          B-      B3       20,000,000  Benton Oil & Gas Co., 9.375% due
Exploration &                                  11/01/2007                                      20,097,687        17,100,000
Production--      BB+     Ba1      20,000,000  Ocean Energy Inc., 8.375% due
2.0%                                           7/01/2008                                       19,837,420        21,250,000
                  BB      Ba3       6,350,000  United States Steel LLC, 10.75%
                                               due 8/01/2008 (g)                                6,273,610         6,381,750
                                                                                          ---------------   ---------------
                                                                                               46,208,717        44,731,750

Energy--          B       B2       15,000,000  Clark R & M, Inc., 8.875% due
Other--7.4%                                    11/15/2007                                      14,892,150        13,725,000
                  B       B3       10,000,000  Clark USA Inc., 10.875% due
                                               12/01/2005                                      10,541,285         9,350,000
                  BB-     B1        3,950,000  El Paso Energy Partners, 8.50% due
                                               6/01/2011                                        3,950,000         4,088,250
                  CCC+    Caa1     25,000,000  Energy Corp. of America, 9.50% due
                                               5/15/2007                                       21,864,966        17,125,000
                  BB      Ba3       3,250,000  Hanover Equipment (f):
                                                  Trust A, 8.50% due 9/01/2008                  3,250,000         3,282,500
                  BB      Ba3       7,550,000     Trust B, 8.75% due 9/01/2011                  7,530,000         7,587,750
                  CCC     B3       22,500,000  Ocean Rig Norway AS, 10.25% due
                                               6/01/2008                                       22,006,765        19,912,500
                  B+      B1       20,000,000  Parker Drilling Co., 9.75% due
                                               11/15/2006                                      20,165,737        20,700,000
                  B+      B1       15,500,000  Tesoro Petroleum Corp., 9% due
                                               7/01/2008                                       15,411,495        15,500,000
                  NR*     NR*      36,000,000  TransAmerican Refining Corporation,
                                               13% due 12/15/2003 (g)                          35,640,000        36,180,000
                  B-      B3       17,500,000  United Refining Co., 10.75% due
                                               6/15/2007                                       16,224,439        14,787,500
                                                                                          ---------------   ---------------
                                                                                              171,476,837       162,238,500

Financial--0.3%   A       Baa2      2,500,000  ABB Finance, Inc., 6.75% due
                                               6/03/2004                                        2,240,979         2,225,000
                  D       Caa3     20,000,000  ++Amresco Inc., 9.875% due 3/15/2005            20,087,500         3,900,000
                                                                                          ---------------   ---------------
                                                                                               22,328,479         6,125,000

Food & Drug--     BB+     NR*       6,000,000  FM 1993A Corp., 9.75% due 11/01/2003             5,849,280         6,075,000
0.5%                                           Pueblo Xtra International Inc.:
                  CCC     Caa3      9,975,000     9.50% due 8/01/2003                           9,712,228         3,990,000
                  CCC     Caa3      1,420,000     Series C, 9.50% due 8/01/2003                 1,381,548           568,000
                                                                                          ---------------   ---------------
                                                                                               16,943,056        10,633,000

Food/Tobacco--    NR*     NR*      10,000,000  ++Ameriserve Food Distributors,
1.0%                                           8.875% due 10/15/2006                           10,000,000           100,000
                  NR*     NR*      20,000,000  ++DGS International Finance Company
                                               BV, 10% due 6/01/2007 (f)                       20,068,200           650,000
                  BB      Ba1      20,000,000  Tricon Global Restaurants, Inc.,
                                               8.875% due 4/15/2011                            19,837,000        21,200,000
                                                                                          ---------------   ---------------
                                                                                               49,905,200        21,950,000



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (continued)

Gaming--5.6%      NR*     NR*    $ 25,390,000  GB Property Funding Corp., 11% due
                                               9/29/2005                                  $    28,830,743   $    21,327,600
                  NR*     NR*       6,278,497  Jazz Casino Company LLC, 4.788% due
                                               3/31/2008 (h)                                   12,676,703         3,829,883
                  BB-     Ba3      12,000,000  Mandalay Resort Group, 10.25% due
                                               8/01/2007                                       11,967,369        13,050,000
                  BB+     Ba2      20,000,000  Park Place Entertainment, 7.875% due
                                               12/15/2005                                      20,000,000        20,050,000
                                               Trump Atlantic City Associates/
                                               Funding Inc.:
                  CC      Caa3      7,500,000     11.25% due 5/01/2006                          7,373,112         5,362,500
                  CC      Caa3     32,900,000     Series B, 11.25% due 5/01/2006               32,477,888        23,523,500
                                               Venetian Casino/LV Sands:
                  B-      Caa1     20,000,000     12.25% due 11/15/2004                        19,880,066        21,150,000
                  CCC+    Caa3     13,500,000     14.25% due 11/15/2005                        13,438,297        14,191,875
                                                                                          ---------------   ---------------
                                                                                              146,644,178       122,485,358

Health Care--     B-      Caa1      8,800,000  ALARIS Medical Systems, Inc.,
6.6%                                           9.75% due 12/01/2006                             8,915,241         8,580,000
                  BB-     Ba3      14,500,000  AmeriSourceBergen Corporation,
                                               8.125% due 9/01/2008                            14,500,000        15,225,000
                  B+      B1       20,000,000  Beverly Enterprises Inc., 9%
                                               due 2/15/2006                                   19,654,085        20,400,000
                  BB-     B2        2,000,000  Biovail Corporation, 7.875% due
                                               4/01/2010                                        1,985,400         1,997,500
                                               Columbia/HCA Healthcare Corp.:
                  BBB-    Ba1      14,150,000     8.70% due 2/10/2010                          14,418,790        15,414,090
                  BBB-    Ba1      15,000,000     8.36% due 4/15/2024                          14,614,910        15,029,220
                  CCC+    B3        4,000,000  Extendicare Health Services, 9.35%
                                               due 12/15/2007                                   3,054,178         3,660,000
                  B+      Ba2      30,000,000  Fresenius Medical Capital Trust II,
                                               7.875% due 2/01/2008                            30,000,000        30,225,000
                  CCC+    B3       17,000,000  Kinetic Concepts, Inc., 9.625% due
                                               11/01/2007                                      16,601,899        17,616,250
                  B-      B3       21,000,000  Magellan Health Services, 9% due
                                               2/15/2008                                       20,963,064        16,380,000
                                               ++Mariner Post--Acute Network:
                  D       NR*      49,000,000     9.50% due 11/01/2007                         48,781,460           735,000
                  D       NR*      12,750,000     0/10.50% due 11/01/2007 (e)                   6,536,557           127,500
                                                                                          ---------------   ---------------
                                                                                              200,025,584       145,389,560

Housing--1.4%     BB-     Ba3      30,000,000  Forest City Enterprises Inc.,
                                               8.50% due 3/15/2008                             30,123,380        30,450,000

Information       B+      B1       15,000,000  Amkor Technology Inc., 9.25%
Technology--                                   due 2/15/2008                                   14,935,671        14,925,000
0.8%              NR*     NR*      20,500,000  ++Dictaphone Corp., 11.75% due
                                               8/01/2005                                       20,114,375         1,793,750
                                               ++PSINet, Inc.:
                  NR*     NR*       3,000,000     10% due 2/15/2005                             1,615,000           315,000
                  D       NR*      15,000,000     10.50% due 12/01/2006                        15,000,000         1,575,000
                                                                                          ---------------   ---------------
                                                                                               51,665,046        18,608,750

Leisure--3.8%     NR*     NR*      27,495,000  ++AMF Bowling Worldwide Inc.,
                                               12.25% due 3/15/2006                            25,276,595         1,512,225
                  BB-     Ba3      35,000,000  HMH Properties, Inc., 7.875% due
                                               8/01/2008                                       34,773,200        34,650,000
                  BBB-    Ba1      20,000,000  Hilton Hotels Corporation, 8.25%
                                               due 2/15/2011                                   19,859,852        20,424,280
                                               Meristar Hospitality Corp.:
                  B+      B1        9,775,000     9% due 1/15/2008                              9,761,362         9,970,500
                  B+      B1        5,525,000     10.50% due 6/15/2009 (f)                      5,490,082         5,939,375
                  B       B2       10,000,000  Vail Resorts Inc., 8.75% due 5/15/2009          10,000,000        10,225,000
                                                                                          ---------------   ---------------
                                                                                              105,161,091        82,721,380



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (continued)

Manufacturing--   B-      Caa1   $ 20,000,000  Eagle-Picher Industries, 9.375%
3.6%                                           due 3/01/2008                              $    20,117,740   $    14,100,000
                  B       B3        5,000,000  Foamex LP/Capital Corporation,
                                               10.75% due 4/01/2009 (f)                         5,000,000         5,150,000
                  CCC+    Caa1     20,000,000  Hexcel Corporation, 9.75% due 1/15/2009         19,872,796        14,500,000
                                               International Wire Group, Inc.:
                  B-      Caa1      6,250,000     11.75% due 6/01/2005                          6,227,420         5,312,500
                  B-      Caa1      6,500,000     Series B, 11.75% due 6/01/2005                6,705,843         5,525,000
                  D       Ca       13,500,000  ++Thermadyne Manufacturing, 9.875%
                                               due 6/01/2008                                   13,088,370         5,130,000
                  CCC+    B3       25,250,000  Trench Electric SA and Trench Inc.,
                                               10.25% due 12/15/2007                           25,287,478        20,326,250
                  B-      B2        7,650,000  Ucar Finance Inc., 10.25% due
                                               2/15/2012 (f)                                    7,650,000         8,070,750
                                                                                          ---------------   ---------------
                                                                                              103,949,647        78,114,500

Metal--           NR*     NR*      27,500,000  ++AEI Resources Inc., 11.50% due
Other--2.4%                                    12/15/2006 (f)                                  20,675,000         4,400,000
                  NR*     Ca       30,000,000  ++Kaiser Aluminum & Chemical Corp.,
                                               12.75% due 2/01/2003                            30,281,362         6,450,000
                  NR*     Ca       25,000,000  ++Metals USA Inc., 8.625% due
                                               2/15/2008                                       23,504,146         8,125,000
                  CC      Caa3     25,000,000  Murrin Murrin Holdings Property,
                                               9.375% due 8/31/2007                            24,895,218         4,875,000
                  B-      B3       17,000,000  Ormet Corporation, 11% due
                                               8/15/2008 (f)                                   16,996,250        10,285,000
                  B+      B1       16,121,000  P & L Coal Holdings Corp., 9.625%
                                               due 5/15/2008                                   16,074,894        17,249,470
                                                                                          ---------------   ---------------
                                                                                              132,426,870        51,384,470

Packaging--0.9%   BB      B2       20,000,000  Owens-Brockway Glass Container,
                                               8.875% due 2/15/2009 (f)                        20,000,000        20,500,000

Paper--2.8%       D       C        21,000,000  ++APP Financial II Mauritius Ltd.,
                                               12% (d)(g)                                      18,425,000           472,500
                  D       Ca       40,000,000  ++APP International Finance, 11.75%
                                               due 10/01/2005                                  39,716,250         9,800,000
                                               Ainsworth Lumber Company:
                  B-      B3       22,000,000     12.50% due 7/15/2007++++                     21,634,213        23,650,000
                  B-      B3        5,000,000     13.875% due 7/15/2007 (f)                     4,975,100         5,575,000
                  D       Ca       42,000,000  ++Doman Industries Limited, 8.75%
                                               due 3/15/2004                                   41,228,375         8,610,000
                  D       Ca       14,500,000  ++Indah Kiat International Finance,
                                               12.50% due 6/15/2006                            14,572,500         3,951,250
                  D       Ca       10,000,000  ++Pindo Deli Financial Mauritius,
                                               10.75% due 10/01/2007                            9,969,637         1,850,000
                  D       Ca       32,500,000  ++Tjiwi Kimia Finance Mauritius,
                                               10% due 8/01/2004                               30,977,000         6,500,000
                                                                                          ---------------   ---------------
                                                                                              181,498,075        60,408,750

Services--2.9%    BB-     Ba3      25,000,000  Allied Waste North America,
                                               7.625% due 1/01/2006                            25,000,000        24,250,000
                  B-      B3       20,000,000  Kindercare Learning Centers, Inc.,
                                               9.50% due 2/15/2009                             19,923,561        19,900,000
                  NR*     Ca       23,700,000  ++Mid-American Waste Systems, Inc.,
                                               12.25% due 2/15/2003                             6,170,334                 2
                  CCC+    Caa3     30,000,000  Protection One Alarm Monitoring,
                                               8.125% due 1/15/2009                            28,778,340        19,650,000
                                                                                          ---------------   ---------------
                                                                                               79,872,235        63,800,002

Sovereign         BB-     B1        4,925,640  Republic of Brazil, 8% due 4/15/2014             3,798,933         4,020,554
Government
Obligations--0.2%



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (continued)

Steel--1.6%       D       Caa3++ $  6,000,000  ++Hylsa, SA de CV, 9.25% due
                                               9/15/2007 (f)                              $     5,952,870   $     2,775,000
                  C       C        26,000,000  Renco Steel Holdings, 10.875% due
                                               2/01/2005                                       21,319,262         3,250,000
                  NR*     NR*      25,000,000  ++Republic Technologies, 13.75% due
                                               7/15/2009                                       18,529,600         1,750,000
                  B-      Caa2     20,000,000  WCI Steel Inc., 10% due 12/01/2004              20,000,000         7,600,000
                  CCC+    Caa3     25,000,000  WHX Corp., 10.50% due 4/15/2005                 25,000,000        14,000,000
                                               ++Weirton Steel Corp.:
                  D       NR*       5,000,000     11.375% due 7/01/2004                         4,976,434           800,000
                  D       NR*      24,000,000     10.75% due 6/01/2005                         23,029,916         3,840,000
                  NR*     NR*      43,000,000  ++Wheeling Pittsburgh Corp., 9.25%
                                               due 11/15/2007                                  42,822,205           860,000
                                                                                          ---------------   ---------------
                                                                                              161,630,287        34,875,000

Telecommuni-      CCC+    B3        6,000,000  CFW Communications Company, 13%
cations--1.3%                                  due 8/15/2010                                    5,789,524         3,750,000
                  D       Ca       15,000,000  Energis PLC, 9.75% due 6/15/2009                14,943,150         2,475,000
                  D       C        31,725,000  Impsat Corp., 12.375% due 6/15/2008             25,530,794         1,427,625
                  D       C        12,275,000  Impsat Fiber Networks, 13.75% due
                                               2/15/2005 (f)                                      816,794           552,375
                  BBB     Baa2      5,500,000  Qwest Corporation, 8.875% due
                                               3/15/2012 (f)                                    5,419,500         5,426,663
                                               WorldCom, Inc.:
                  BBB+    A3        8,000,000     6.25% due 8/15/2003                           7,708,312         7,451,496
                  BBB+    A3        8,000,000     7.50% due 5/15/2011                           6,921,092         6,723,480
                                                                                          ---------------   ---------------
                                                                                               67,129,166        27,806,639

Transportation--  D       NR*      45,000,000  ++Autopistas del Sol SA, 10.25%
3.0%                                           due 8/01/2009 (f)                               44,250,209         8,775,000
                  BB-     B1       45,000,000  TFM, SA de CV, 12.564% due
                                               6/15/2009 (e)                                   43,815,322        41,962,500
                  BB-     Ba2      13,375,000  Teekay Shipping Corporation, 8.875%
                                               due 7/15/2011                                   13,416,226        14,110,625
                                                                                          ---------------   ---------------
                                                                                              101,481,757        64,848,125

Utilities--10.7%                               The AES Corporation:
                  B+      Ba2      16,000,000     10.25% due 7/15/2006                         14,584,939        10,960,000
                  B+      Ba2      11,775,000     8.375% due 8/15/2007                          9,016,384         7,477,125
                  BB      Ba1       4,000,000     9.375% due 9/15/2010                          3,181,437         3,140,000
                  BB      Ba1       3,225,000     8.875% due 2/15/2011                          2,167,644         2,467,125
                                               CE Casecnan Water & Energy Co.:
                  BB+     Ba2      26,000,000     11.45% due 11/15/2005                        26,000,000        26,195,000
                  BB+     Ba2       1,000,000     11.95% due 11/15/2010                           950,650         1,002,500
                  BB      Ba3      20,000,000  CMS Energy Corporation, 8.50% due
                                               4/15/2011                                       19,603,600        20,739,080
                  B+      B1       24,500,000  Calpine Canada Energy Finance, 8.50%
                                               due 5/01/2008                                   18,804,340        19,564,597
                  B+      B1        2,300,000  Calpine Corporation, 4% due
                                               12/26/2006 (f)                                   1,709,932         2,193,625
                  CCC     Caa1     19,000,000  Cathay International Ltd., 13.50%
                                               due 4/15/2008 (f)                               19,000,000        16,007,500
                  BB      Ba1      10,000,000  ESI Tractebel Acquisition Corp.,
                                               7.99% due 12/30/2011                            10,000,000         9,585,060
                  BB-     B1       21,000,000  Espirito Santo-Escelsa, 10% due
                                               7/15/2007                                       20,675,861        19,162,500
                  D       NR*      14,175,000  ++Inversora de Electrica, 9% due
                                               9/16/2004 (f)                                   14,070,000           779,625
                  BB-     Ba2      20,000,000  Mission Energy Holdings, 13.50% due
                                               7/15/2008                                       19,587,382        21,850,000
                  BBB     Baa2     20,000,000  PG&E National Energy Group, 10.375%
                                               due 5/16/2011                                   19,737,400        20,736,620
                  NR*     NR*      13,638,745  Sunflower Electric Power Corp., 8%
                                               due 12/31/2016+++                                9,496,130        11,183,771



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P     Moody's     Face
Industries       Rating   Rating     Amount                     Issue                          Cost              Value
Bonds (concluded)

Utilities         BB      Ba2    $ 18,443,791  TransGas de Occidente SA, 9.79% due
(concluded)                                    11/01/2010+++ (f)                          $    18,496,820   $    15,308,347
                  NR*     NR*      21,759,590  Tucson Electric & Power Co., 10.732%
                                               due 1/01/2013+++ (g)                            20,799,849        25,299,005
                                                                                          ---------------   ---------------
                                                                                              247,882,368       233,651,480

Wireless--4.5%    B-      Caa1     26,325,000  American Tower Corporation, 9.375%
                                               due 2/01/2009                                   24,049,224        19,612,125
                  C       Ca       27,250,000  ++CTI Holdings SA, 36.133% due
                                               4/15/2008 (e)                                   14,175,895         2,043,750
                  D       Ca       25,000,000  ++Dolphin Telecom PLC, 14.147% due
                                               5/15/2009 (e)                                   17,005,924             2,500
                  B       Caa1     14,530,000  Loral Cyberstar Inc., 10% due
                                               7/15/2006                                       17,068,001        10,970,150
                  C       Ca       46,000,000  ++McCaw International Ltd., 13.611%
                                               due 4/15/2007 (e)                               44,314,129         2,530,000
                  B-      Caa1     65,000,000  Millicom International Cellular SA,
                                               13.50% due 6/01/2006                            65,000,000        35,425,000
                  D       Ca       49,300,000  ++Nextel International Inc., 12.75%
                                               due 8/01/2010                                   25,087,684         3,081,250
                  CCC+    B3       30,000,000  Nextel Partners Inc., 13.806% due
                                               2/01/2009 (e)                                   23,564,544        14,175,000
                  B-      B3        1,000,000  Rural Cellular Corp., 9.625% due
                                               5/15/2008                                          851,056           835,000
                  B-      B3        5,000,000  SBA Communications Corp., 12.308%
                                               due 3/01/2008 (e)                                4,464,389         3,025,000
                  B-      Ca        6,668,000  TeleSystem International Wireless,
                                               10.92% due 12/30/2003                            4,205,343         5,834,500
                                                                                          ---------------   ---------------
                                                                                              239,786,189        97,534,275

                                               Total Investments in Bonds--85.6%            2,937,354,631     1,869,656,306



                                     Shares
                                      Held
Preferred Stocks

Cable--International--0.0%             28,949  NTL Incorporated (Series B)++++                 27,809,192           651,352

Diversified Media--1.0%                        Primedia, Inc.:
                                      125,000     (Series D)                                   12,500,000         6,406,250
                                      322,500     (Series H)                                   30,549,500        14,593,125
                                                                                          ---------------   ---------------
                                                                                               43,049,500        20,999,375

Financial--1.4%                     1,230,000  California Federal Bank (Series A)              30,815,000        30,639,300

Food/Tobacco--0.0%                    297,038  Nebco Evans Holding Co. (Series A)++++          27,166,658            37,130

Manufacturing--0.1%                     3,100  Eagle-Picher Industries (Series B)              17,686,590         3,487,500

Telecommunications--0.6%               16,134  Intermedia Communications Inc.
                                               (Convertible)++++                               16,165,236        13,189,545

Wireless--1.3%                          4,598  Crown Castle International
                                               Corporation++++                                  4,464,775         2,931,225
                                       57,682  Nextel Communications, Inc.
                                               (Series E)++++                                  53,632,220        20,765,520
                                        9,049  Rural Cellular Corp. (Series B)++++              8,630,361         4,094,672
                                                                                          ---------------   ---------------
                                                                                               66,727,356        27,791,417

                                               Total Investments in Preferred
                                               Stocks--4.4%                                   229,419,532        96,795,619



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                     Shares
Industries                            Held                      Issue                          Cost              Value
Common Stocks

Cable--International--0.1%            347,773  ++UnitedGlobalCom Inc. (Class A)           $     6,038,800   $     1,912,749

Energy--0.0%                        1,259,400  Orion Refining                                           0           125,940
                                        5,816  ++TransTexas Gas Corporation (Class A)                  58             9,015
                                                                                          ---------------   ---------------
                                                                                                       58           134,955

Gaming--0.2%                        1,240,697  ++GB Holdings Inc.                               9,455,710         3,219,609
                                      129,861  ++JCC Holding Company (Class A)                  1,565,457           454,513
                                                                                          ---------------   ---------------
                                                                                               11,021,167         3,674,122

Health Care--0.0%                      12,894  ++MEDIQ Incorporated                             2,370,000                 0

Leisure--0.2%                       1,061,496  ++On Command Corporation                        47,702,687         5,052,721

Transportation--0.4%                1,306,668  ++Seabulk International, Inc.                   40,564,935         7,336,941

Wireless--0.0%                      1,753,018  ++Arch Wireless, Inc.                           25,062,933            14,901
                                      660,670  ++Metrocall, Inc.                                9,091,747            41,622
                                               ++Vast Solutions, Inc.:
                                       83,262     (Class B1)                                          833               833
                                       83,262     (Class B2)                                          833               833
                                       83,262     (Class B3)                                          833               833
                                                                                          ---------------   ---------------
                                                                                               34,157,179            59,022

                                               Total Investments in Common
                                               Stocks--0.9%                                   141,854,826        18,170,510


Warrants (b)

Cable--International--0.0%             10,000  Cable Satisfaction                                 395,637               100
                                       45,000  UIH Australia/Pacific                              540,000               450
                                                                                          ---------------   ---------------
                                                                                                  935,637               550

Leisure--0.0%                         385,661  On Command Corporation                           3,033,504           102,200

Steel--0.0%                            20,000  Republic Technologies                            2,162,400               200

Telecommunications--0.0%                6,000  Ntelos Inc.                                        147,660            25,500

Wireless--0.0%                         53,472  Comunicacion Celular SA (f)                        109,680            40,104
                                      143,265  Loral Space & Communications                       308,254           179,081
                                       15,000  Loral Space & Communications                       174,450            18,750
                                       57,040  Page Mart Inc.                                     236,127            14,260
                                                                                          ---------------   ---------------
                                                                                                  828,511           252,195

                                               Total Investments in Warrants--0.0%              7,107,712           380,645

                                               Total Long-Term Investments--90.9%           3,315,736,701     1,985,003,080



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                      Face
                                     Amount                     Issue                          Cost              Value
Short-Term Securities

Commercial Paper**--2.2%         $ 47,650,000  General Electric Capital Corp., 1.82%
                                               due 4/01/2002                              $    47,650,000   $    47,650,000

US Government Agency                           Freddie Mac:
Obligations**--4.5%                50,000,000     1.75% due 4/30/2002                          49,929,514        49,929,514
                                   50,000,000     1.77% due 5/07/2002                          49,911,500        49,911,500
                                                                                          ---------------   ---------------
                                                                                               99,841,014        99,841,014

                                               Total Investments in Short-Term
                                               Securities--6.7%                               147,491,014       147,491,014

Total Investments--97.6%                                                                  $ 3,463,227,715     2,132,494,094
                                                                                          ===============
Other Assets Less Liabilities--2.4%                                                                              51,553,114
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 2,184,047,208
                                                                                                            ===============


*Not Rated.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
++Non-income producing security.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
+++Subject to principal paydowns.
(a)Each $1,000 face amount contains one warrant of Australis Media
Ltd.
(b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Maturity of this security is pending as a result of bankruptcy proceedings.
(d)The security is a perpetual bond and has no definite maturity date.
(e)Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $68,333,000, representing 3.1% of net assets.

                                       Acquisition
Issue                                    Date(s)         Cost         Value

APP Financial II Mauritius Ltd., 12%   4/24/1998 -
                                        5/01/1998   $ 18,425,000  $    472,500
TransAmerican Refining Corporation,
  13% due 12/15/2003                    12/09/1997    35,640,000    36,180,000
Tucson Electric & Power Co.,           7/16/1993 -
  10.732% due 1/01/2013                 10/06/1998    20,605,768    25,299,005
United States Steel LLC,10.75% due
  8/01/2008                             7/24/2001      6,273,610     6,381,750
                                                    ------------  ------------
Total                                               $ 80,944,378  $ 68,333,255
                                                    ============  ============

(h)Floating rate note.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of March 31, 2002
Assets:         Investments, at value (identified cost--$3,463,227,715)                                     $ 2,132,494,094
                Cash                                                                                              9,800,057
                Receivables:
                   Interest                                                               $    59,926,679
                   Securities sold                                                             11,021,025
                   Capital shares sold                                                          1,888,588
                   Dividends                                                                      701,484
                   Paydowns                                                                       124,779        73,662,555
                                                                                          ---------------
                Prepaid registration fees and other assets                                                           90,504
                                                                                                            ---------------
                Total assets                                                                                  2,216,047,210
                                                                                                            ---------------

Liabilities:    Payables:
                   Securities purchased                                                        18,722,578
                   Capital shares redeemed                                                      6,360,020
                   Dividends to shareholders                                                    4,401,141
                   Distributor                                                                    987,908
                   Investment adviser                                                             703,029        31,174,676
                                                                                          ---------------
                Accrued expenses and other liabilities                                                              825,326
                                                                                                            ---------------
                Total liabilities                                                                                32,000,002
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 2,184,047,208
                                                                                                            ===============

Net Assets      Class A Common Stock, $.10 par value, 500,000,000 shares
Consist of:     authorized                                                                                  $     9,631,428
                Class B Common Stock, $.10 par value, 1,500,000,000 shares
                authorized                                                                                       26,286,124
                Class C Common Stock, $.10 par value, 200,000,000 shares
                authorized                                                                                        3,980,325
                Class D Common Stock, $.10 par value, 500,000,000 shares
                authorized                                                                                        6,291,627
                Paid-in capital in excess of par                                                              4,353,313,449
                Undistributed investment income--net                                                              8,980,334
                Accumulated realized capital losses on investments--net                                       (893,702,458)
                Unrealized depreciation on investments--net                                                 (1,330,733,621)
                                                                                                            ---------------
                Net assets                                                                                  $ 2,184,047,208
                                                                                                            ===============

Net Asset       Class A--Based on $455,289,869 and 96,314,278 shares outstanding                            $          4.73
Value:                                                                                                      ===============
                Class B--Based on $1,242,846,327 and 262,861,244 shares outstanding                         $          4.73
                                                                                                            ===============
                Class C--Based on $188,325,000 and 39,803,254 shares outstanding                            $          4.73
                                                                                                            ===============
                Class D--Based on $297,586,012 and 62,916,266 shares outstanding                            $          4.73
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended March 31, 2002
Investment      Interest                                                                                    $   118,905,548
Income:         Dividends                                                                                         5,592,337
                Other                                                                                               604,362
                                                                                                            ---------------
                Total income                                                                                    125,102,247
                                                                                                            ---------------

Expenses:       Account maintenance and distribution fees--Class B                        $     4,933,545
                Investment advisory fees                                                        4,647,487
                Transfer agent fees--Class B                                                    1,070,988
                Account maintenance and distribution fees--Class C                                723,404
                Account maintenance fees--Class D                                                 352,225
                Accounting services                                                               339,376
                Transfer agent fees--Class A                                                      315,194
                Transfer agent fees--Class D                                                      200,854
                Transfer agent fees--Class C                                                      148,708
                Printing and shareholder reports                                                   71,933
                Custodian fees                                                                     51,265
                Professional fees                                                                  47,802
                Registration fees                                                                  47,563
                Directors' fees and expenses                                                       15,641
                Pricing fees                                                                       10,057
                Other                                                                              42,959
                                                                                          ---------------
                Total expenses                                                                                   13,019,001
                                                                                                            ---------------
                Investment income--net                                                                          112,083,246

Realized &      Realized loss on investments--net                                                             (193,856,656)
Unrealized      Change in unrealized depreciation on investments--net                                           192,860,010
Gain (Loss)                                                                                                 ---------------
on              Net Increase in Net Assets Resulting from Operations                                        $   111,086,600
Investments--                                                                                               ===============
Net:


See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2002               2001
Operations:     Investment income--net                                                    $   112,083,246   $   293,378,018
                Realized loss on investments--net                                           (193,856,656)     (208,373,427)
                Change in unrealized depreciation on investments--net                         192,860,010     (439,708,383)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations               111,086,600     (354,703,792)
                                                                                          ---------------   ---------------

Dividends       Investment income--net:
to                 Class A                                                                   (24,101,184)      (56,779,291)
Shareholders:      Class B                                                                   (67,197,628)     (185,434,655)
                   Class C                                                                    (9,105,422)      (21,317,735)
                   Class D                                                                   (14,953,684)      (29,846,337)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends to shareholders         (115,357,918)     (293,378,018)
                                                                                          ---------------   ---------------

Capital Share   Net decrease in net assets derived from capital share transactions           (83,456,823)     (233,754,728)
Transactions:                                                                             ---------------   ---------------

Net Assets:     Total decrease in net assets                                                 (87,728,141)     (881,836,538)
                Beginning of period                                                         2,271,775,349     3,153,611,887
                                                                                          ---------------   ---------------
                End of period*                                                            $ 2,184,047,208   $ 2,271,775,349
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $     8,980,334                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights

                                                                                      Class A
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2002         2001        2000          1999         1998
Per Share       Net asset value, beginning of period         $     4.73   $     6.03   $     6.59   $     7.05   $     8.29
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .25          .62          .71          .72          .75
                Realized and unrealized loss on
                investments--net                                    .01       (1.30)        (.56)        (.31)       (1.19)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .26        (.68)          .15          .41        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.26)        (.62)        (.71)        (.72)        (.75)
                   Realized gain on investments--net                 --           --           --        (.01)        (.05)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.14)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.26)        (.62)        (.71)        (.87)        (.80)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     4.73   $     4.73   $     6.03   $     6.59   $     7.05
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              5.58%++     (11.92%)        2.31%        5.90%      (5.98%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .62%*         .61%         .52%         .51%         .49%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                          10.61%*       11.52%       11.07%       10.40%        9.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  455,290   $  438,383   $  545,425   $  807,942   $  922,820
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               14.57%       23.24%       14.44%       19.74%       41.97%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

                                                                                      Class B
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2002         2001        2000          1999         1998
Per Share       Net asset value, beginning of period         $     4.74   $     6.04   $     6.59   $     7.05   $     8.30
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .23          .58          .66          .67          .69
                Realized and unrealized loss on
                investments--net                                  --+++       (1.30)        (.55)        (.31)       (1.20)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .23        (.72)          .11          .36        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.24)        (.58)        (.66)        (.67)        (.69)
                   Realized gain on investments--net                 --           --           --        (.01)        (.05)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.14)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.24)        (.58)        (.66)        (.82)        (.74)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     4.73   $     4.74   $     6.04   $     6.59   $     7.05
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              4.95%++     (12.56%)        1.70%        5.10%      (6.80%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.39%*        1.37%        1.29%        1.28%        1.25%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           9.92%*       10.78%       10.30%        9.66%        8.63%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $1,242,846   $1,387,523   $2,115,413   $3,290,248   $4,469,452
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               14.57%       23.24%       14.44%       19.74%       41.97%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
+++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

                                                                                      Class C
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2002         2001        2000          1999         1998
Per Share       Net asset value, beginning of period         $     4.74   $     6.04   $     6.60   $     7.06   $     8.30
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .23          .58          .66          .66          .69
                Realized and unrealized loss on
                investments--net                                  --+++       (1.30)        (.56)        (.31)       (1.19)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .23        (.72)          .10          .35        (.50)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.24)        (.58)        (.66)        (.66)        (.69)
                   Realized gain on investments--net                 --           --           --        (.01)        (.05)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.14)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.24)        (.58)        (.66)        (.81)        (.74)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     4.73   $     4.74   $     6.04   $     6.60   $     7.06
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              4.92%++     (12.60%)        1.49%        5.06%      (6.72%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.44%*        1.43%        1.34%        1.33%        1.31%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           9.78%*       10.69%       10.25%        9.62%        8.58%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  188,325   $  177,236   $  227,274   $  361,606   $  550,482
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               14.57%       23.24%       14.44%       19.74%       41.97%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
+++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)

                                                                                      Class D
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                             March 31,           For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2002         2001        2000          1999         1998
Per Share       Net asset value, beginning of period         $     4.74   $     6.04   $     6.59   $     7.05   $     8.30
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .24          .61          .70          .70          .73
                Realized and unrealized loss on
                investments--net                                  --+++       (1.30)        (.55)        (.31)       (1.20)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .24        (.69)          .15          .39        (.47)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.25)        (.61)        (.70)        (.70)        (.73)
                   Realized gain on investments--net                 --           --           --        (.01)        (.05)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.14)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.25)        (.61)        (.70)        (.85)        (.78)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     4.73   $     4.74   $     6.04   $     6.59   $     7.05
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share              5.22%++     (12.10%)        2.22%        5.64%      (6.32%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .87%*         .86%         .77%         .76%         .74%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                          10.32%*       11.23%       10.83%       10.15%        9.14%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  297,586   $  268,633   $  265,500   $  359,435   $  430,164
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               14.57%       23.24%       14.44%       19.74%       41.97%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
+++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Portfolio has offered four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective October 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $12,255,006 reduction in cost of securities (which in return results in a corresponding $12,255,006 increase in net unrealized depreciation and a corresponding $12,255,006 increase in undistributed net investment income), based on securities held by the Portfolio as of September 30, 2001.

The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $2,243,910, increase net unrealized depreciation by $9,935,147 and increase net realized capital losses by $4,563,769. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; ..45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2002, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $4,022,516,000.



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                             Account
                           Maintenance      Distribution
                               Fee               Fee

Class B                          .25%           .50%
Class C                          .25%           .55%
Class D                          .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:


                               FAMD          MLPF&S

Class A                      $  3,451      $  30,536
Class D                      $ 11,260      $ 136,647


For the six months ended March 31, 2002, MLPF&S received contingent deferred sales charges of $427,326 and $18,178 relating to transactions in Class B and Class C Shares of the Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $17,536 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 2002, the Portfolio paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$2,230 for security price quotations to compute the net asset value of the Portfolio.

For the six months ended March 31, 2002, the Portfolio reimbursed
FAM $38,348 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2002 were $302,644,023 and $458,810,216, respectively.

Net realized losses for the six months ended March 31, 2002 and net unrealized losses as of March 31, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Losses

Long-term investments           $  (193,856,656)   $(1,330,733,621)
                                ----------------   ----------------
Total                           $  (193,856,656)   $(1,330,733,621)
                                ================   ================


As of March 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $1,320,798,475, of which $47,083,282 related to appreciated securities and $1,367,881,757 related to depreciated securities. The aggregate cost of investments at March 31, 2002 for Federal income tax purposes was $3,453,292,569.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $83,456,823 for the six months ended March 31, 2002 and $233,754,728 for the year ended September 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                          Dollar
March 31, 2002                            Shares          Amount

Shares sold                           15,363,826   $     73,004,658
Shares issued to shareholders
in reinvestment of dividends           1,859,814          8,809,013
                                  --------------   ----------------
Total issued                          17,223,640         81,813,671
Shares redeemed                     (13,495,509)       (63,892,405)
                                  --------------   ----------------
Net increase                           3,728,131   $     17,921,266
                                  ==============   ================



Merrill Lynch Bond Fund, Inc., High Income Portfolio,
March 31, 2002


Class A Shares for the
Year Ended                                                Dollar
September 30, 2001                        Shares          Amount

Shares sold                           23,810,728   $    129,642,064
Shares issued to shareholders
in reinvestment of dividends           3,717,207         20,078,447
                                  --------------   ----------------
Total issued                          27,527,935        149,720,511
Shares redeemed                     (25,332,775)      (137,564,613)
                                  --------------   ----------------
Net increase                           2,195,160   $     12,155,898
                                  ==============   ================



Class B Shares for the
Six Months Ended                                          Dollar
March 31, 2002                            Shares          Amount

Shares sold                           13,149,368   $     62,436,202
Shares issued to shareholders
in reinvestment of dividends           5,893,452         27,934,779
                                  --------------   ----------------
Total issued                          19,042,820         90,370,981
Automatic conversion of shares       (7,121,375)       (33,769,719)
Shares redeemed                     (42,037,851)      (199,176,005)
                                  --------------   ----------------
Net decrease                        (30,116,406)   $  (142,574,743)
                                  ==============   ================



Class B Shares for the
Year Ended                                                Dollar
September 30, 2001                        Shares          Amount

Shares sold                           35,331,979   $    193,283,646
Shares issued to shareholders
in reinvestment of dividends          13,157,377         71,213,360
                                  --------------   ----------------
Total issued                          48,489,356        264,497,006
Automatic conversion of shares      (11,755,401)       (64,017,803)
Shares redeemed                     (94,259,702)      (514,605,413)
                                  --------------   ----------------
Net decrease                        (57,525,747)   $  (314,126,210)
                                  ==============   ================



Class C Shares for the
Six Months Ended                                          Dollar
March 31, 2002                            Shares          Amount

Shares sold                            6,314,841   $     30,033,495
Shares issued to shareholders
in reinvestment of dividends             970,301          4,602,938
                                  --------------   ----------------
Total issued                           7,285,142         34,636,433
Shares redeemed                      (4,880,056)       (23,137,526)
                                  --------------   ----------------
Net increase                           2,405,086   $     11,498,907
                                  ==============   ================



Class C Shares for the
Year Ended                                                Dollar
September 30, 2001                        Shares          Amount

Shares sold                            9,149,645   $     49,892,336
Shares issued to shareholders
in reinvestment of dividends           1,892,554         10,230,437
                                  --------------   ----------------
Total issued                          11,042,199         60,122,773
Shares redeemed                     (11,276,049)       (61,477,007)
                                  --------------   ----------------
Net decrease                           (233,850)   $    (1,354,234)
                                  ==============   ================



Class D Shares for the
Six Months Ended                                          Dollar
March 31, 2002                            Shares          Amount

Shares sold                            7,924,623   $     37,646,113
Automatic conversion of shares         7,121,375         33,769,719
Shares issued to shareholders
in reinvestment of dividends           1,428,871          6,776,712
                                  --------------   ----------------
Total issued                          16,474,869         78,192,544
Shares redeemed                     (10,258,474)       (48,494,797)
                                  --------------   ----------------
Net increase                           6,216,395   $     29,697,747
                                  ==============   ================



Class D Shares for the Year                               Dollar
Ended September 30, 2001                  Shares          Amount

Shares sold                           14,154,107   $     76,892,208
Automatic conversion of shares        11,750,315         64,017,803
Shares issued to shareholders
in reinvestment of dividends           2,166,977         11,674,413
                                  --------------   ----------------
Total issued                          28,071,399        152,584,424
Shares redeemed                     (15,344,694)       (83,014,606)
                                  --------------   ----------------
Net increase                          12,726,705   $     69,569,818
                                  ==============   ================



5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2002.


6. Capital Loss Carryforward:
At September 30, 2001, the Portfolio had a net capital loss carryforward of approximately $523,135,000, of which $74,969,000 expires in 2007, $60,400,000 expires in 2008 and $387,766,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.